Exhibit 99.1

FOR IMMEDIATE RELEASE
May 29, 2008

Novell Reports Financial Results for Second Fiscal Quarter 2008

     •   Product revenue increased 7% year-over-year
     •   Improved operating margin year-over-year

WALTHAM, Mass. – May 29, 2008 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its second fiscal quarter ended April 30, 2008. For the quarter, Novell reported net revenue of $236 million. This compares to net revenue of $232 million for the second fiscal quarter 2007. Income from operations for the second fiscal quarter 2008 was $2 million, compared to a loss from operations of $12 million for the second fiscal quarter 2007. Income from continuing operations in the second fiscal quarter 2008 was $6 million, or $0.02 per share. This compares to a loss from continuing operations of $1 million, or $0.00 loss per share, for the second fiscal quarter 2007. Foreign currency exchange rates favorably impacted revenue by $8 million, unfavorably impacted operating expenses by $9 million and negatively impacted income from operations by $1 million year-over-year.

On a non-GAAP basis, income from operations for the second fiscal quarter 2008 was $16 million. This compares to non-GAAP income from operations of $9 million in the year-ago quarter. Non-GAAP income from continuing operations for the second fiscal quarter 2008 was $21 million, or $0.06 per share. This compares to non-GAAP income from continuing operations of $16 million, or $0.05 per share, for the second fiscal quarter 2007.

For the second fiscal quarter 2008, Novell reported $30 million of product revenue from Open Platform Solutions of which $29 million was from Linux* Platform Products, up 31% year-over-year. Product revenue from Identity and Security Management was $31 million of which Identity and Access Management was $27 million, up 13% year-over-year. Product revenue from Systems and Resource Management was $41 million, up 15% year-over-year. Workgroup product revenue of $92 million was down 1% year-over-year.

“Our business continues to gain momentum, with strong product revenue growth in Linux, Identity and Systems and Resource Management,” said Ron Hovsepian, President and CEO of Novell. “We are encouraged by our results and remain confident we will achieve our financial objectives for fiscal 2008.”

Cash, cash equivalents and short-term investments were $1.4 billion at April 30, 2008, down from $1.8 billion in the year-ago quarter, primarily due to the acquisition of PlateSpin and the repurchase of a portion of our debentures. Days sales outstanding in accounts receivable was 66 days at the end of the second fiscal quarter 2008, up from 64 days at the end of the year-ago quarter. Total deferred revenue was $702 million at the end of the second fiscal quarter 2008, up from $700 million at the end of the year-ago quarter. Cash flow from operations was a negative $18 million for the second fiscal quarter 2008. This compares to negative cash flow from operations of $29 million in the second fiscal quarter 2007.

During the quarter, Novell repurchased a portion of its outstanding 0.5% senior convertible debentures due 2024. To date, $135 million of cash has been used for these activities. Novell has not repurchased any shares of common stock under the share repurchase program that it announced on May 13, 2008.

Full details on Novell's reported results, including a reconciliation of the non-GAAP results, are included in the financial schedules that are a part of this release.

Financial Outlook

Novell management reiterates the following financial guidance:

For the full fiscal year 2008:

  Net revenue is expected to be between $940 million and $970 million.
  Non-GAAP operating margin is expected to be between 7% and 9%, excluding all acquisition-related intangible asset amortization.

Conference Call Notification and Web Access Detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET May 29, 2008, from Novell's Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Novell Web site approximately two hours after its conclusion and will remain on the Web site until June 13, 2008. The call will also be available for telephone playback through midnight ET, June 13, 2008. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 45769805.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, operating margin, income from continuing operations, net income, income per share from continuing operations and net income per share both of which are based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine bonuses. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business, such as, but not limited to, stock-based compensation expenses, acquisition-related intangible asset amortization, restructuring expenses, asset impairments, litigation judgments and settlements, the write-off of acquired in-process research and development, and gains (losses) on the sale of business operations, long-term investments, and property, plant and equipment.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, future opportunities, the benefits and synergies of the company's brands, strategies and acquisitions, and the growth of the market for Linux Platform Products, Identity and Access Management, and Systems and Resource Management. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and other transactions, Novell's ability to realize the benefits anticipated from its restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 21, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (NASDAQ: NOVL) delivers the best engineered, most interoperable Linux platform and a portfolio of integrated IT management software that helps customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                          Page 5 of 11
                                            Novell, Inc.
                      Consolidated Unaudited Condensed Statements of Operations
                                 (In thousands, except per share data)

                                                       Fiscal Quarter Ended                    Fiscal Year-to-Date
                                                  --------------------------------       --------------------------------
                                                  Apr 30, 2008       Apr 30, 2007        Apr 30, 2008       Apr 30, 2007
                                                  --------------     -------------       --------------     -------------

Net revenue:
   Software licenses                                   $ 44,454          $ 41,779             $ 84,885          $ 80,332
   Maintenance and subscriptions                        150,122           139,742              299,305           274,413
   Services (1)                                          41,090            50,866               82,402            96,028
                                                  --------------     -------------       --------------     -------------
Total net revenue                                       235,666           232,387              466,592           450,773
                                                  --------------     -------------       --------------     -------------
Cost of revenue:
   Software licenses                                      4,194             4,260                7,459             8,487
   Maintenance and subscriptions                         12,646            11,270               24,286            22,925
   Services                                              44,228            49,040               87,862            97,605
                                                  --------------     -------------       --------------     -------------
Total cost of revenue                                    61,068            64,570              119,607           129,017
                                                  --------------     -------------       --------------     -------------

Gross profit                                            174,598           167,817              346,985           321,756
                                                  --------------     -------------       --------------     -------------

Operating expenses:
   Sales and marketing                                   92,076            88,173              178,681           178,274
   Product development                                   48,029            52,562               94,087            99,029
   General and administrative                            28,324            28,377               55,200            53,260
   Other operating expenses (2)                           4,502            10,451                8,869            23,555
                                                  --------------     -------------       --------------     -------------
Total operating expenses                                172,931           179,563              336,837           354,118

Income (loss) from operations                             1,667           (11,746)              10,148           (32,362)
   Operating margin %                                      0.7%             -5.1%                 2.2%             -7.2%

Other income, net                                        17,852            13,760               35,008            31,793
                                                  --------------     -------------       --------------     -------------

Income (loss) from continuing operations,
   before income taxes                                   19,519             2,014               45,156              (569)

Income tax expense                                       13,653             3,326               24,606            12,912
                                                  --------------     -------------       --------------     -------------

Income (loss) from continuing operations                  5,866            (1,312)              20,550           (13,481)

Income (loss) from discontinued operations,
   before income taxes                                        -             1,269                1,285            (9,421)
Income tax expense (benefit)
   on discontinued operations                                 -             2,845                 (836)              (69)
                                                  --------------     -------------       --------------     -------------
Income (loss) from discontinued operations                    -            (1,576)               2,121            (9,352)

Net income (loss)                                       $ 5,866          $ (2,888)            $ 22,671         $ (22,833)
                                                  ==============     =============       ==============     =============

Income (loss) per share:

   Continuing operations                                $  0.02          $  (0.00)            $   0.06         $   (0.04)

   Net income (loss)                                    $  0.02          $  (0.01)            $   0.06         $   (0.07)

Weighted average shares (Diluted 2008, Basic 2007)      354,287           346,492              353,660           346,007

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                          Page 6 of 11

                                            Novell, Inc.
                      Consolidated Unaudited Condensed Balance Sheets
                                          (In thousands)

                                                                           Apr 30, 2008                  Oct 31, 2007
                                                                        -------------------           -------------------
Assets

Current assets:
    Cash and cash equivalents                                                $   1,003,398                 $   1,079,819
    Short-term investments                                                         427,322                       777,818
    Restricted cash                                                                 52,124                             -
    Receivables, net                                                               176,676                       208,318
    Prepaid expenses                                                                54,910                        53,316
    Other current assets                                                            29,260                        35,065
                                                                        -------------------           -------------------
Total current assets                                                             1,743,690                     2,154,336

Property, plant and equipment, net                                                 183,743                       180,537
Long-term investments                                                               42,088                        37,304
Goodwill                                                                           596,978                       404,612
Intangible assets, net                                                              58,033                        33,572
Deferred income taxes                                                               27,321                        14,518
Other assets                                                                        27,470                        29,515
                                                                        -------------------           -------------------

Total assets                                                                 $   2,679,323                 $   2,854,394
                                                                        ===================           ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                                         $      40,841                 $      45,135
    Accrued compensation                                                            88,348                       112,794
    Other accrued liabilities                                                       98,849                       122,850
    Income taxes payable                                                             7,244                        46,724
    Deferred revenue                                                               450,945                       494,615
                                                                        -------------------           -------------------
Total current liabilities                                                          686,227                       822,118

Deferred income taxes                                                                1,361                           884
Other long-term liabilities                                                         40,502                             -
Long-term deferred revenue                                                         250,629                       273,066
Senior convertible debentures                                                      479,394                       600,000
                                                                        -------------------           -------------------

Total liabilities                                                                1,458,113                     1,696,068

Stockholders' equity                                                             1,221,210                     1,158,326
                                                                        -------------------           -------------------

Total liabilities and stockholders' equity                                   $   2,679,323                 $   2,854,394
                                                                        ===================           ===================

                                                                                                          Page 7 of 11

                                            Novell, Inc.
                      Consolidated Unaudited Condensed Statements of Cash Flows
                                          (In thousands)

                                                                     Fiscal Quarter Ended                Fiscal Year-to-Date
                                                                 -----------------------------       -----------------------------
                                                                 Apr 30, 2008    Apr 30, 2007        Apr 30, 2008    Apr 30, 2007
                                                                 -------------   -------------       -------------   -------------

Cash flows from operating activities
    Net income (loss)                                                 $ 5,866        $ (2,888)           $ 22,671       $ (22,833)
    Adjustments to reconcile net income (loss) to net cash
      (used in) provided by operating activities:
      Stock-based compensation expense                                  7,010           8,131              17,777          14,630
      Stock-based compensation modification expense                         -           1,802                   -           1,802
      Depreciation and amortization                                     9,847          10,309              18,847          21,473
      Change in accounts receivable allowances                          1,034          (1,224)                671            (451)
      Utilization of previously reserved acquired
        net operating losses                                               23           2,354               5,025           4,825
      Purchased in-process research and development                     2,700               -               2,700               -
      Gain on debenture repurchases                                      (405)              -                (405)              -
      Gain on long-term investments                                      (250)              -                (250)         (1,738)
      Gain on sale of venture capital funds                                 -               -                   -          (3,591)
      (Gain) loss on discontinued operations, before taxes                  -            (628)             (1,180)         10,220
      Changes in current assets and liabilities, excluding
        the effect of acquisitions and dispositions                   (43,506)        (47,111)           (109,823)        293,936
                                                                 -------------   -------------       -------------   -------------

    Net cash (used in) provided by operating activities               (17,681)        (29,255)            (43,967)        318,273
                                                                 -------------   -------------       -------------   -------------

Cash flows from financing activities
       Issuance of common stock, net                                    4,196             742               6,778           8,122
       Excess tax effects from stock-based compensation                14,315           2,737              23,995           4,723
       Debenture repurchases                                         (115,589)              -            (115,589)              -
                                                                 -------------   -------------       -------------   -------------

    Net cash (used in) provided by financing activities               (97,078)          3,479             (84,816)         12,845
                                                                 -------------   -------------       -------------   -------------

Cash flows from investing activities
      Purchases of property, plant and equipment                      (10,463)         (7,550)            (16,322)        (12,508)
      Short-term investment activity                                  290,922         (47,552)            325,440         (47,420)
      Long-term investment activity                                    14,523               -              14,523           1,738
      Cash restricted due to litigation                                  (629)              -             (52,124)              -
      Net proceeds (distributions) from the sale of
       discontinued operations                                          2,508           2,749                (909)          2,749
      Proceeds from sale of venture capital funds                           -               -                   -           4,964
      Net cash paid for acquisitions                                 (220,473)              -            (220,473)         (9,727)
      Purchases of intangible assets                                        -            (875)                  -            (875)
      Other                                                             3,148           4,518               2,227           5,166
                                                                 -------------   -------------       -------------   -------------

    Net cash provided by (used in) investing activities                79,536         (48,710)             52,362         (55,913)
                                                                 -------------   -------------       -------------   -------------

Increase (decrease) in cash and cash equivalents                      (35,223)        (74,486)            (76,421)        275,205

Cash and cash equivalents - beginning of period                     1,038,621       1,025,478           1,079,819         675,787
                                                                 -------------   -------------       -------------   -------------

Cash and cash equivalents - end of period                          $1,003,398       $ 950,992          $1,003,398       $ 950,992
                                                                 =============   =============       =============   =============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                          Page 8 of 11
                                            Novell, Inc.
                         Unaudited Non-GAAP Adjusted Income From Operations
                               (In thousands, except per share data)

                                                      Fiscal Quarter Ended                 Fiscal Year-to-Date
                                                  -----------------------------       -----------------------------
                                                  Apr 30, 2008     Apr 30, 2007       Apr 30, 2008    Apr 30, 2007
                                                  -------------    ------------       ------------    -------------

   GAAP income (loss) from operations                  $ 1,667       $ (11,746)          $ 10,148        $ (32,362)
                                                  -------------    ------------       ------------    -------------

     Adjustments:
       Stock-based compensation expense:
          Cost of revenue                                  535             937              1,843            1,984
          Sales and marketing                            2,030           2,400              5,447            4,260
          Product development                            2,353           2,535              5,357            4,686
          General and administrative                     2,092           2,259              5,130            3,700
                                                  -------------    ------------       ------------    -------------
            Sub-total                                    7,010           8,131             17,777           14,630
                                                  -------------    ------------       ------------    -------------

     Acquisition-related intangible asset amortization:
          Cost of revenue                                1,659           1,310              2,851            2,556
          Sales and marketing                              738             509              1,088            1,879
          Product development                                -               -                  -              227
                                                  -------------    ------------       ------------    -------------
            Sub-total                                    2,397           1,819              3,939            4,662
                                                  -------------    ------------       ------------    -------------

     Other operating expenses (income):
          Restructuring expenses                           392           4,523              4,759           11,867
          Purchased in-process research
            and development                              2,700               -              2,700                -
          Litigation-related income                          -               -                  -             (543)
          Acquisition integration costs                  1,410               -              1,410                -
          Stock-based compensation review expenses           -           5,928                  -           12,231
                                                  -------------    ------------       ------------    -------------
            Sub-total                                    4,502          10,451              8,869           23,555
                                                  -------------    ------------       ------------    -------------

     Total operating adjustments                        13,909          20,401             30,585           42,847

   Non-GAAP income from operations                    $ 15,576         $ 8,655           $ 40,733         $ 10,485
                                                  =============    ============       ============    =============
        Operating margin %                                6.6%            3.7%               8.7%             2.3%

-------------------------------------------------------------------------------------------------------------------

                                         Novell, Inc.
                              Unaudited Non-GAAP Adjusted Net Income
                               (In thousands, except per share data)

                                                      Fiscal Quarter Ended                 Fiscal Year-to-Date
                                                  -----------------------------       -----------------------------
                                                  Apr 30, 2008     Apr 30, 2007       Apr 30, 2008    Apr 30, 2007
                                                  -------------    ------------       ------------    -------------

   GAAP net income (loss)                              $ 5,866        $ (2,888)          $ 22,671        $ (22,833)
                                                  -------------    ------------       ------------    -------------

     Operating adjustments (detailed above)             13,909          20,401             30,585           42,847
     Non-operating expenses (income) adjustments:
       Gain on sale of venture capital funds                 -               -                  -           (3,591)
       Gain on debenture repurchases                      (405)              -               (405)               -
       Gain on long-term investments                      (250)              -               (250)          (1,738)
                                                  -------------    ------------       ------------    -------------
         Sub-total                                        (655)              -               (655)          (5,329)
                                                  -------------    ------------       ------------    -------------
     Total pre-tax adjustments                          13,254          20,401             29,930           37,518

     Income tax adjustments                              1,948          (2,638)             1,554             (341)

     Income (loss) from discontinued operations,
       net of taxes                                          -           1,576             (2,121)           9,352
                                                  -------------    ------------       ------------    -------------
     Total net adjustments                              15,202          19,339             29,363           46,529

   Non-GAAP net income and non-GAAP income
   from continuing operations                         $ 21,068        $ 16,451           $ 52,034         $ 23,696
                                                  =============    ============       ============    =============

   GAAP net income (loss) per share                     $ 0.02         $ (0.01)            $ 0.06          $ (0.07)
       Total adjustments detailed above                   0.04            0.06               0.09             0.14
                                                  -------------    ------------       ------------    -------------

   Non-GAAP net income per share and non-GAAP
   income from continuing operations per share          $ 0.06         $  0.05             $ 0.15          $  0.07
                                                  =============    ============       ============    =============

   GAAP weighted average shares                        354,287         346,492            353,660          346,007

       Change from basic to diluted weighted
         average shares                                      -           2,091                  -            1,971
                                                  -------------    ------------       ------------    -------------

   Non-GAAP weighted average shares                    354,287         348,583            353,660          347,978
                                                  =============    ============       ============    =============

   Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 9 of 11
                                                                  Novell, Inc.
                                               Consolidated Unaudited Condensed Segment Results
                                                   (in thousands, except per share data)

                                                                       Fiscal Quarter Ended April 30, 2008
                               ---------------------------------------------------------------------------------------------------------------

                                                    Identity            Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup    %     Unallocated    Total       %
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Net revenue:
  Software licenses             $    164     0.4   $ 11,386     24.6   $ 11,180     23.9   $ 21,724    20.7     $     -     $ 44,454    18.9
  Maintenance and subscriptions   30,330    80.8     19,312     41.7     29,773     63.7     70,707    67.3           -      150,122    63.7
  Services                         7,023    18.7     15,601     33.7      5,816     12.4     12,650    12.0           -       41,090    17.4
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total net revenue                 37,517   100.0     46,299    100.0     46,769    100.0    105,081   100.0           -      235,666   100.0
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Cost of revenue:
  Software licenses                   12     0.0      1,707      3.7        907      1.9      1,208     1.1         360        4,194     1.8
  Maintenance and subscriptions    2,181     5.8      2,894      6.3      2,416      5.2      3,931     3.7       1,224       12,646     5.4
  Services                         8,756    23.3     17,587     38.0      4,194      9.0     13,081    12.4         610       44,228    18.8
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total cost of revenue             10,949    29.2     22,188     47.9      7,517     16.1     18,220    17.3       2,194       61,068    25.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Gross profit                      26,568    70.8     24,111     52.1     39,252     83.9     86,861    82.7      (2,194)     174,598    74.1
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Operating expenses:
  Sales and marketing                  -       -          -        -          -        -          -       -      92,076       92,076    39.1
  Product development             15,038    40.1     11,522     24.9      9,517     20.3      9,599     9.1       2,353       48,029    20.4
  General and administrative           -       -          -        -          -        -          -       -      28,324       28,324    12.0
  Other operating expenses             -       -          -        -          -        -          -       -       4,502        4,502     1.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total operating expenses          15,038    40.1     11,522     24.9      9,517     20.3      9,599     9.1     127,255      172,931    73.4
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Income (loss) from operations   $ 11,530    30.7   $ 12,589     27.2   $ 29,735     63.6   $ 77,262     73.5  $(129,449)     $ 1,667     0.7
                               ========== =======  =========  =======  =========  ======= ==========  ======  ==========   ==========  ======

                                                                       Fiscal Quarter Ended January 31, 2008
                               ---------------------------------------------------------------------------------------------------------------

                                                    Identity            Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup    %     Unallocated    Total       %
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Net revenue:
  Software licenses              $     -       -   $ 12,618     26.8    $ 8,171     18.9   $ 19,642    18.9     $     -     $ 40,431    17.5
  Maintenance and subscriptions   30,046    81.6     19,710     41.9     28,866     66.6     70,561    68.0           -      149,183    64.6
  Services                         6,753    18.4     14,702     31.3      6,302     14.5     13,555    13.1           -       41,312    17.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total net revenue                 36,799   100.0     47,030    100.0     43,339    100.0    103,758   100.0           -      230,926   100.0
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Cost of revenue:
  Software licenses                    -       -      1,222      2.6        764      1.8      1,027     1.0         252        3,265     1.4
  Maintenance and subscriptions    2,417     6.6      1,908      4.1      2,698      6.2      3,689     3.6         928       11,640     5.0
  Services                         8,739    23.7     16,153     34.3      4,487     10.4     12,935    12.5       1,320       43,634    18.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total cost of revenue             11,156    30.3     19,283     41.0      7,949     18.3     17,651    17.0       2,500       58,539    25.3
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Gross profit                      25,643    69.7     27,747     59.0     35,390     81.7     86,107    83.0      (2,500)     172,387    74.7
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Operating expenses:
  Sales and marketing                  -       -          -        -          -        -          -       -      86,605       86,605    37.5
  Product development             14,280    38.8     11,681     24.8      8,281     19.1      8,812     8.5       3,004       46,058    19.9
  General and administrative           -       -          -        -          -        -          -       -      26,876       26,876    11.6
  Other operating expenses             -       -          -        -          -        -          -       -       4,367        4,367     1.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total operating expenses          14,280    38.8     11,681     24.8      8,281     19.1      8,812     8.5     120,852      163,906    71.0
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Income (loss) from operations   $ 11,363    30.9   $ 16,066     34.2   $ 27,109     62.6   $ 77,295    74.5  $ (123,352)     $ 8,481     3.7
                               ========== =======  =========  =======  =========  ======= ==========  ======  ==========   ==========  ======

                                                                       Fiscal Quarter Ended April 30, 2007
                               ---------------------------------------------------------------------------------------------------------------

                                                    Identity            Systems
                             Open Platform        and Security        and Resource                              Common
                               Solutions     %     Management    %     Management    %     Workgroup    %     Unallocated    Total       %
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Net revenue:
  Software licenses              $     -       -   $ 11,094     21.9    $ 7,646     18.1   $ 23,039    21.3     $     -     $ 41,779    18.0
  Maintenance and subscriptions   23,892    76.5     17,754     35.0     27,832     66.0     70,264    64.9           -      139,742    60.1
  Services                         7,338    23.5     21,815     43.1      6,713     15.9     15,000    13.9           -       50,866    21.9
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total net revenue                 31,230   100.0     50,663    100.0     42,191    100.0    108,303   100.0           -      232,387   100.0
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Cost of revenue:
  Software licenses                    -       -      1,763      3.5        823      2.0      1,404     1.3         270        4,260     1.8
  Maintenance and subscriptions    1,968     6.3      2,346      4.6      2,492      5.9      3,561     3.3         903       11,270     4.8
  Services                         8,613    27.6     20,324     40.1      4,605     10.9     14,424    13.3       1,074       49,040    21.1
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total cost of revenue             10,581    33.9     24,433     48.2      7,920     18.8     19,389    17.9       2,247       64,570    27.8
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Gross profit                      20,649    66.1     26,230     51.8     34,271     81.2     88,914    82.1      (2,247)     167,817    72.2
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Operating expenses:
  Sales and marketing                  -       -          -        -          -        -          -       -      88,173       88,173    37.9
  Product development             13,606    43.6     15,381     30.4      8,572     20.3     12,468    11.5       2,535       52,562    22.6
  General and administrative           -       -          -        -          -        -          -       -      28,377       28,377    12.2
  Other operating expenses             -       -          -        -          -        -          -       -      10,451       10,451     4.5
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------
Total operating expenses          13,606    43.6     15,381     30.4      8,572     20.3     12,468    11.5     129,536      179,563    77.3
                               ---------- -------  ---------  -------  ---------  ------- ----------  ------  ----------   ----------  ------

Income (loss) from operations    $ 7,043    22.6   $ 10,849     21.4   $ 25,699     60.9   $ 76,446    70.6  $ (131,783)   $ (11,746)   (5.1)
                               ========== =======  =========  =======  =========  ======= ==========  ======  ==========   ==========  ======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 10 of 11
                                                                       Novell, Inc.
                                      Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                      (In thousands)

                                                              Fiscal Year                                                               Change from
                                            Q2 2007%      2007        %     Q1 2008      %      Q2 2008      %    Q2 2008 to Q1 2008   Q2 2008 to Q2 2007
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ------------------  -----------------
  Open platform solutions
    Linux platform products
      Software licenses                       $     -       -    $     -       -    $     -       -     $     -       -     $     -       -    $     -       -
      Maintenance and subscriptions            21,870     9.4     87,391     9.4     27,890    12.1      28,626    12.1         736     2.6      6,756    30.9
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                               21,870     9.4     87,391     9.4     27,890    12.1      28,626    12.1         736     2.6      6,756    30.9
  Other open platform products
    Software licenses                               -       -        197     0.0          -       -         164     0.1         164       -        164       -
    Maintenance and subscriptions               2,022     0.9      6,453     0.7      2,156     0.9       1,704     0.7        (452)  (21.0)      (318)  (15.7)
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                                2,022     0.9      6,650     0.7      2,156     0.9       1,868     0.8        (288)  (13.4)      (154)   (7.6)

  Total open platform solutions                23,892    10.3     94,041    10.1     30,046    13.0      30,494    12.9         448     1.5      6,602    27.6

  Identity and security management
    Identity and access management
      Software licenses                        10,003     4.3     46,349     5.0     11,866     5.1      10,894     4.6        (972)   (8.2)       891     8.9
      Maintenance and subscriptions            14,349     6.2     61,520     6.6     16,613     7.2      16,531     7.0         (82)   (0.5)     2,182    15.2
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                               24,352    10.5    107,869    11.6     28,479    12.3      27,425    11.6      (1,054)   (3.7)     3,073    12.6
  Other identity and security management
    Software licenses                           1,091     0.5      4,157     0.4        752     0.3         492     0.2        (260)  (34.6)      (599)  (54.9)
    Maintenance and subscriptions               3,405     1.5     13,657     1.5      3,097     1.3       2,781     1.2        (316)  (10.2)      (624)  (18.3)
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                                4,496     1.9     17,814     1.9      3,849     1.7       3,273     1.4        (576)  (15.0)    (1,223)  (27.2)

  Total identity and security management       28,848    12.4    125,683    13.5     32,328    14.0      30,698    13.0      (1,630)   (5.0)     1,850     6.4

  Systems and resource management
      Software licenses                         7,646     3.3     35,234     3.8      8,171     3.5      11,180     4.7       3,009    36.8      3,534    46.2
      Maintenance and subscriptions            27,832    12.0    112,510    12.1     28,866    12.5      29,773    12.6         907     3.1      1,941     7.0

  Total systems and resource management        35,478    15.3    147,744    15.8     37,037    16.0      40,953    17.4       3,916    10.6      5,475    15.4

  Workgroup
    Open Enterprise Server
      Software licenses                         9,060     3.9     37,820     4.1      8,324     3.6       8,615     3.7         291     3.5       (445)   (4.9)
      Maintenance and subscriptions            39,853    17.1    161,435    17.3     40,298    17.5      39,577    16.8        (721)   (1.8)      (276)   (0.7)
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                               48,913    21.0    199,255    21.4     48,622    21.1      48,192    20.4        (430)   (0.9)      (721)   (1.5)
  NetWare and other NetWare-related
      Software licenses                         4,953     2.1     18,972     2.0      3,943     1.7       4,213     1.8         270     6.8       (740)  (14.9)
      Maintenance and subscriptions             1,471     0.6      6,810     0.7      1,558     0.7       1,756     0.7         198    12.7        285    19.4
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                                6,424     2.8     25,782     2.8      5,501     2.4       5,969     2.5         468     8.5       (455)   (7.1)
  Collaboration
      Software licenses                         6,566     2.8     27,116     2.9      6,574     2.8       7,130     3.0         556     8.5        564     8.6
      Maintenance and subscriptions            19,627     8.4     79,628     8.5     20,786     9.0      21,083     8.9         297     1.4      1,456     7.4
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                               26,193    11.3    106,744    11.4     27,360    11.8      28,213    12.0         853     3.1      2,020     7.7
  Other workgroup
      Software licenses                         2,460     1.1      6,262     0.7        801     0.3       1,766     0.7         965   120.5       (694)  (28.2)
      Maintenance and subscriptions             9,313     4.0     34,950     3.7      7,919     3.4       8,291     3.5         372     4.7     (1,022)  (11.0)
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
                                               11,773     5.1     41,212     4.4      8,720     3.8      10,057     4.3       1,337    15.3     (1,716)  (14.6)

  Total workgroup                              93,303    40.1    372,993    40.0     90,203    39.1      92,431    39.2       2,228     2.5       (872)   (0.9)

  Total software licenses, maintenance
    and subscriptions
      Software licenses                        41,779    18.0    176,107    18.9     40,431    17.5      44,454    18.9       4,023    10.0      2,675     6.4
      Maintenance and subscriptions           139,742    60.1    564,354    60.5    149,183    64.6     150,122    63.7         939     0.6     10,380     7.4
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------
  Total product revenue                       181,521    78.1    740,461    79.4    189,614    82.1     194,576    82.6       4,962     2.6     13,055     7.2
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------

  Services                                     50,866    21.9    192,038    20.6     41,312    17.9      41,090    17.4        (222)   (0.5)    (9,776)  (19.2)
                                           ----------- ------- ---------- ------- ---------- -------  ---------- -------  ----------  ------ ---------- -------

  Total net revenue                         $ 232,387   100.0  $ 932,499   100.0  $ 230,926   100.0   $ 235,666   100.0     $ 4,740     2.1    $ 3,279     1.4
                                           =========== ======= ========== ======= ========== =======  ========== =======  ==========  ====== ========== =======

  Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin

                        Workgroup

                               Open Enterprise Server

                                    > Open Enterprise Server

                              NetWare and Other NetWare-Related

                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services